UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                [GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934.

                         Date of Report: August 12, 2005
                        (Date of earliest event reported)

                            Mexco Energy Corporation
             (Exact name of registrant as specified in its charter)

       CO                                                           84-0627918
(State or other                       0-6694                      (IRS Employer
jurisdiction of               Commission File Number)             Identification
 incorporation)                                                      (Number)

        214 W. Texas Avenue, Suite 1101                           79701
    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 432-682-1119

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On August 12, 2005, Mexco Energy Corporation issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit
99.1 and is incorporated herein in its entirety by reference. The press release is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit 99.1 Copy of Mexco's press release dated August 12, 2005, publicly announcing its first quarter fiscal 2006 financial results.

Pursuant to the requirements of the Securities and Exchange Act of 1934, Mexco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEXCO ENERGY CORPORATION

Dated:  August 12, 2005                   By: /s/ Nicholas C. Taylor
                                              ----------------------------------
                                              Nicholas C. Taylor
                                              CEO

                                INDEX TO EXHIBITS

Exhibit
Number                                  DESCRIPTION
-------     --------------------------------------------------------------------
99.1        Copy of Mexco's press release dated August 12, 2005, publicly announcing its first quarter fiscal 2006 financial results.